SELIGMAN FINANCIAL SERVICES, INC.
                                AN AFFILIATE OF
                                     [LOGO]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY  10017

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN FRONTIER FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES
CHARGES,  MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS  CAREFULLY
BEFORE   INVESTING   OR   SENDING   MONEY.

                                                                      EQFR2 9/96
--------------------------------------------------------------------------------
                                 ANNUAL REPORT
--------------------------------------------------------------------------------
                          SELIGMAN FRONTIER FUND, INC.
--------------------------------------------------------------------------------
                               SEPTEMBER 30, 1996

                                     [LOGO]

--------------------------------------------------------------------------------
                          A CAPITAL APPRECIATION FUND
                              ESTABLISHED IN 1984

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

Seligman Frontier Fund had a rewarding fiscal year, outpacing the Russell 2000 Index for the 12 months ended September 30, 1996.

   After reducing interest rates twice in 1995, and again in January 1996, the Federal Reserve Board left rates unchanged for the next eight months. The economy, which slowed in the last quarter of 1995, bounced back in the second quarter of 1996 and maintained a healthy, non-inflationary pace thereafter. Economic reports issued in September of 1996 reflected the economy's strength, showing increases in production, new home sales, wages, and spending.

   With the lowest unemployment rate since June 1990, strong personal incomes, interest rates far below their 1980s levels, and few signs of inflationary pressure, consumer confidence as measured by The Conference Board rose 25% above its January 1996 level.

   In the last 12 months, the growing economy propelled the Russell 2000 and Nasdaq indices to record highs through May 1996. While the economy continued to grow with very little actual inflation, ongoing apprehension created a difficult market environment for small-cap stocks. There were corrections in the equity markets in June and July which reduced small-cap valuations. However, the markets recovered most of their lost ground by September. With small-cap stocks now trading at more reasonable valuations relative to earnings, we expect the positive economic environment to prove beneficial for the small-cap market.

   Going forward, we foresee continued, albeit moderate, economic growth and a benign level of inflation. This environment of modest growth, combined with relatively stable interest rates, should be beneficial for financial markets in the months ahead. As always, there could be short-term volatility, but we remain confident in the long-term outlook.

   As we near the end of the year, we encourage you to review your overall investment portfolio. When doing so, you may wish to consult your financial advisor to discuss financial issues such as tax planning, and to ensure that you are following the best investment strategy to help you seek your financial goals.

   Specific performance information, including a discussion with your Portfolio Manager, and a chart and table that analyze longer-term performance, follows this letter.

   We thank you for your continued interest in Seligman Frontier Fund, and look forward to serving your investment needs in the many years to come. By order of the Board of Directors,

/s/William C. Morris
--------------------
William C. Morris
Chairman                                                        /s/Brian T. Zino
                                                                ----------------
                                                                   Brian T. Zino
                                                                       President
October 30, 1996

================================================================================
ANNUAL PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

The following is a discussion with your Portfolio Manager regarding Seligman Frontier Fund, Inc. and a chart and table comparing your Fund's performance to the performance of the Russell 2000 Index, the Nasdaq Composite Index, and the Lipper Small Company Growth Fund Index.

YOUR PORTFOLIO MANAGER

----------------------------


[PHOTO]


----------------------------

ARSEN MRAKOVCIC is a Managing Director of J. & W. Seligman & Co. Incorporated and has been Portfolio Manager and Vice President of Seligman Frontier Fund since September 1995. Mr. Mrakovcic began working with Seligman Frontier Fund as a portfolio assistant in 1992. Mr. Mrakovcic also manages the US portion of Seligman Henderson Global Smaller Companies Fund, a global small-cap fund. Additional responsibilities include portfolio management of Seligman Frontier Portfolio and the US portion of Seligman Henderson Global Smaller Companies Portfolio within Trillium, Seligman's variable annuity product, and management of institutional assets within the small-cap discipline.

HOW DID SELIGMAN FRONTIER FUND PERFORM IN THE PAST 12 MONTHS?

The Fund had positive results over the last 12 months. It outpaced the Russell 2000 Index but underperformed the Lipper Small Company Growth Fund Index due mainly to its relative overweighting in the electronics sector.

WHAT ECONOMIC FACTORS INFLUENCED SELIGMAN FRONTIER FUND IN THE PAST 12 MONTHS?

Seligman Frontier Fund generally benefited from the economy's growth thus far in 1996. However, reports of continued high employment and robust housing figures created fears of inflation. These fears culminated in a July correction of the equity markets which depressed small-cap stocks. The equity markets as a whole bounced back from the setback over the summer as economic reports continued to show signs of strong growth and inflationary indicators remained stable.

WHAT MARKET EVENTS AFFECTED THE FUND IN THE PAST 12 MONTHS?

The economic growth that characterized the last 12 months supported new market highs in May for small-cap companies. The Fund's portfolio broadly benefited from the market advances throughout this period. The July sell-off, however, deflated small-cap valuations, and reduced the Fund's gains. A recovery was initiated later in the summer and small-cap stocks improved gradually through September.

HOW WAS THE PERFORMANCE OF THE FUND'S LARGER  SECTORS?

The Fund's holdings in the electronics sector performed poorly, dampening the portfolio's investment results in the first six months of 1996. The July correction further reduced the value of these holdings, even though we had pared the portfolio's exposure through June. The summer correction did, however, result in the most attractive electronics valuations in ten months, presenting us with a good buying opportunity.

Conversely, the Fund's business goods and services stocks performed well over the last 12 months. The corporate outsourcing trend continues to benefit the holdings in this sector. During the last three months, we trimmed some of the positions that had seen significant gains, taking profits. We will maintain the Fund's exposure to business goods and services, as the sector still has strong long-term prospects.

   This quarter, we increased the Fund's positions in independent power producers -- a very promising industry -- by purchasing Calpine to complement the CalEnergy holding. These alternative energy companies are particularly appealing, as they have recurring revenue from fixed multi-year contracts in an industry with very high barriers to entry. Both companies have outstanding growth prospects and fit the Fund's investment strategy of purchasing viable corporate entities, with expanding products and markets, in the early stages of their profitability.

   Finally, health care was another growing investment focus for the Fund over the past 12 months. We added pharmaceutical companies with good earnings growth potential and selectively purchased issues that should continue to prosper despite potential health care reform. In financial services, another of the Fund's larger weightings, we added new positions in smaller banks that should benefit from banking's industry-wide consolidation trend.

WHAT IS YOUR INVESTMENT STRATEGY?

Seligman Frontier Fund remains a true small-cap investment. Its investment strategy continues to focus on companies that are growing quickly, and that have increasing earnings and high liquidity. Further, we maintain a bottom-up approach to investing, researching more than 1,000 individual companies a year and selecting each stock in the portfolio on individual merit. While the last 12 months have been mixed for the small-cap universe, the Fund's stock selection has been quite rewarding -- the majority of the top holdings met or exceeded Wall Street's earnings expectations this past quarter.

WHAT IS YOUR OUTLOOK FOR THE FUND?

Though small-cap stocks have trailed large-cap stocks' performance this quarter, we used these market conditions as a buying opportunity. Looking ahead, the Fund's holdings seem well positioned, and valuations are currently attractive. Further, we believe the small-cap market continues to offer high growth potential. Historically, small-cap companies have outperformed large-cap companies over long holdings periods, and we anticipate continued solid investment performance and growth going forward.

================================================================================
PERFORMANCE COMPARISON CHART                                September 30, 1996
--------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman Frontier Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended September 30, 1996, to a $10,000 investment made in the Nasdaq Composite Index, the Lipper Small Company Growth Fund Index, and the Russell 2000 Index for the same period. The performances of Seligman Frontier Fund Class B and Class D shares are not shown in this chart but are included in the table on page 5. It is important to keep in mind that the indices do not include any fees or sales charges.

   Seligman Frontier Fund will no longer be compared to the Nasdaq Composite Index after September 30, 1996, as this Index measures the performance of 4,500 over-the-counter stocks but is heavily influenced by the performance of 100 of the largest Nasdaq stocks, and your Fund invests primarily in smaller companies. Your Manager believes the Russell 2000 Index is a more appropriate benchmark for your Fund, as it is widely regarded as the premier measure of small-capitalization stocks. Therefore, your Fund will continue to be compared to the Lipper Small Company Growth Fund Index and the Russell 2000 Index.


[THE FOLLOWING TABLE REPRESENTS A GRAPHIC CHART]

                         SELIGMAN FRONTIER FUND CLASS A

           WITHOUT SALES         WITH SALES           NASDAQ      LIPPER SMALL COMPANY
               CHARGE              CHARGE         COMPOSITE INDEX      GROWTH FUND      INDEX RUSSELL 2000
               ------              ------         ---------------      -----------      ------------------

 9/30/86      10000.00             9522.61            10000.00            10000.00            10000.00
12/31/86      10420.97             9923.49             9946.96            10201.00            10061.62
 3/31/87      12678.05            12072.82            12263.67            12183.05            12508.11
 6/30/87      12472.23            11876.83            12110.25            12039.29            12419.54
 9/30/87      12828.98            12216.54            12669.75            12603.94            12939.58
12/31/87       9618.13             9158.98             9423.96             9639.49             9179.30
 3/31/88      10947.86            10425.23            10683.55            11026.61            10930.03
 6/30/88      11943.12            11372.98            11254.46            11846.99            11650.45
 9/30/88      11257.86            10720.43            11056.27            11598.21            11540.72
12/30/88      11225.23            10689.36            10875.76            11644.60            11464.38
 3/31/89      12171.54            11590.50            11598.66            12534.25            12347.58
 6/30/89      12905.75            12289.66            12413.10            13350.23            13133.72
 9/30/89      14667.85            13967.64            13486.19            14502.35            14020.48
12/29/89      14382.32            13695.74            12970.03            14062.93            13326.59
 3/30/90      13949.96            13284.02            12420.23            13764.80            13031.88
 6/29/90      14928.90            14216.23            13183.05            14565.91            13534.51
 9/30/90      11437.33            10891.34             9824.34            11281.30            10213.46
12/31/90      13083.86            12459.26            10660.74            12114.98            10726.87
 3/28/91      16146.05            15375.26            13753.67            14972.91            13916.79
 6/28/91      15818.54            15063.39            13571.74            14821.68            13701.07
 9/30/91      17537.95            16700.71            15024.96            16308.30            14818.13
12/31/91      19577.49            18642.89            16720.57            17981.53            15666.78
 3/31/92      19766.51            18822.89            17217.62            18251.25            16841.87
 6/30/92      17822.27            16971.46            16072.09            16743.70            15692.91
 9/30/92      18398.34            17520.03            16633.00            17299.59            16142.57
12/31/92      22708.46            21624.40            19304.48            20067.52            18551.29
 3/31/93      22751.68            21665.55            19680.33            20324.39            19344.24
 6/30/93      24393.77            23229.25            20074.43            20932.08            19766.54
 9/30/93      27721.18            26397.81            21752.08            22834.81            21494.75
12/31/93      28681.38            27312.17            22151.88            23462.77            22058.75
 3/31/94      28314.68            26962.97            21201.13            22613.42            21473.39
 6/30/94      26428.78            25167.10            20131.75            21392.29            20637.11
 9/30/94      30436.31            28983.32            21795.14            23388.19            22069.69
12/30/94      30692.53            29227.31            21443.53            23357.79            21656.94
 3/31/95      33094.56            31514.67            23304.25            24668.16            22655.37
 6/30/95      36534.49            34790.39            26619.05            26952.43            24779.01
 9/30/95      41635.09            39647.49            29758.47            30321.48            27226.21
12/29/95      41872.82            39873.87            30003.43            30739.92            27816.21
 3/29/96      44236.61            42124.81            31408.46            32470.58            29235.34
 6/28/96      47337.16            45077.35            33793.03            35064.98            30697.90
 9/30/96      47214.37            44960.42            34987.89            35510.30            30801.86


THE PERFORMANCE OF CLASS B AND D SHARES WILL BE GREATER THAN OR LESS THAN THE PERFORMANCE SHOWN FOR CLASS A SHARES, BASED ON THE DIFFERENCES IN SALES CHARGES AND FEES PAID BY SHAREHOLDERS.

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
                                                                              4

===============================================================================
SELIGMAN FRONTIER FUND, INC.
-------------------------------------------------------------------------------

INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
FOR PERIODS ENDED SEPTEMBER 30, 1996

                                                   AVERAGE ANNUAL
                                     ------------------------------------------
                          CLASS B                                     CLASS D
                           SINCE                                       SINCE
                         INCEPTION      ONE       FIVE         10    INCEPTION
                          4/22/96      YEAR       YEARS       YEARS   5/3/93
                         -------      -------    -------     -------  ------
CLASS A
With Sales Charge           n/a          8.02%     20.73%     16.22%    n/a
Without Sales Charge        n/a         13.40      21.90      16.79     n/a

CLASS B
With 5% CDSL              (3.42)%         n/a        n/a        n/a     n/a
Without CDSL               1.58           n/a        n/a        n/a     n/a

CLASS D
With 1% CDSL                n/a         11.47        n/a        n/a     n/a
Without CDSL                n/a         12.47        n/a        n/a   23.99%

RUSSELL 2000 INDEX**       0.01+        13.13      15.76      11.91   15.52++

LIPPER SMALL COMPANY
  GROWTH FUND INDEX**      1.28+        17.12      16.84      13.51   18.88++

NASDAQ COMPOSITE
  INDEX***                 3.06+        17.57      18.42      13.34   19.82++


NET ASSET VALUE

             SEPTEMBER 30, 1996       JUNE 30, 1996     MARCH 31, 1996        DECEMBER 31, 1995       SEPTEMBER 30, 1995
           ----------------------    --------------    -----------------    --------------------     ---------------------
CLASS A          $15.38                   $15.42            $14.41                   $13.64                   $14.04
CLASS B           14.78                    14.85             14.55+++                   n/a                      n/a
CLASS D           14.77                    14.85             13.90                    13.18                    13.61


CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED SEPTEMBER 30, 1996

                               CAPITAL GAIN
                    -----------------------------------
                     REALIZED               UNREALIZEDo
                    ------------          -------------
CLASS A               $0.933                  $1.693
CLASS B                0.933                   1.693
CLASS D                0.933                   1.693

----------
  * Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after June 1, 1992, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The Russell 2000 Index and the Lipper Small Company Growth Fund Index are unmanaged indices that assume reinvestment of estimated dividends and do not reflect fees and expenses. Investors may not invest directly in an index.
*** The Nasdaq  Composite  Index is an unmanaged  index that does not reflect fees and expenses. Investors may not invest directly in an index.
  + From April 30, 1996.
 ++ From April 30, 1993.
+++ As of April 22, 1996.
  o Represents the per share amount of net unrealized appreciation of portfolio securities as of September 30, 1996.

================================================================================
SELIGMAN FRONTIER FUND, INC.
--------------------------------------------------------------------------------
LARGEST PORTFOLIO CHANGES

DURING PAST THREE MONTHS

                                                         SHARES
                                              ----------------------------
                                                                HOLDINGS
ADDITIONS                                      INCREASE          9/30/96
------------                                  -----------     ------------
American Pad & Paper                             600,000         600,000
Calpine                                          420,000         420,000
Coinmach Laundry                                 370,000         370,000
Health Management
  Associates (Class A)                           500,000         500,000
International Rectifier                          400,000         400,000
Memtec (ADRs)                                    300,000         300,000
Omnipoint                                        225,000         475,000
Polymer Group                                    400,000         400,000
SCI Systems                                      150,000         150,000
Saks Holdings                                    150,000         216,000

                                                         SHARES
                                              ----------------------------
                                                                HOLDINGS
REDUCTIONS                                     DECREASE          9/30/96
--------------                                -----------     ------------
BDM International                                100,000         250,000
Corporate Express                                100,000         330,000
Electronics for Imaging                          175,000              --
General Nutrition                                475,000              --
Genesis Health Ventures                          200,000              --
Meadowbrook Insurance Group                      201,000          94,100
Oakley                                           250,000              --
St. John Knits                                   147,000              --
United Transnet                                  595,000              --
SunGard Data Systems                             125,000              --


Largest portfolio changes from the previous quarter to the current quarter are based on cost of purchases and proceeds from sales of securities.

MAJOR PORTFOLIO HOLDINGS

AT SEPTEMBER 30, 1996

SECURITY                                                       VALUE
--------                                                    -----------
CalEnergy ..............................................    $22,312,500
Watson Pharmaceuticals .................................     20,693,750
Ceridian ...............................................     17,500,000
DST Systems ............................................     16,480,000
Scherer (R.P.) .........................................     16,428,750
BDM International ......................................     14,937,500
Total Renal Care Holdings ..............................     14,707,500
HFS ....................................................     14,217,625
UCAR International .....................................     14,175,000
Omnipoint ..............................................     13,656,250

MAJOR SECTORS

AT SEPTEMBER 30, 1996

[THE FOLLOWING TABLE REPRESENTS A PIE CHART.]

Business Goods and Services ...........20.8%
Drugs and Health Care ................. 9.6%
Electronics ........................... 8.3%
Financial Services .................... 6.8%
Capital Goods ......................... 6.2%
Medical Products and Technology ....... 5.5%
Pharmaceuticals ....................... 4.8%
Short-Term Holdings ................... 4.5%
Media and Broadcasting ................ 4.2%
Communications ........................ 4.0%
Retail Trade .......................... 3.4%
Computer Software and Services ........ 3.3%
Independent Power Producers ........... 3.3%
Consumer Goods and Services ........... 2.2%
Manufacturing ......................... 2.1%
Specialty Chemicals ................... 2.0%
Oil and Gas ........................... 1.7%
Other ................................. 7.3%

===============================================================================
PORTFOLIO OF INVESTMENTS                                     September 30, 1996
-------------------------------------------------------------------------------

                                                 SHARES            VALUE
                                                --------          -------
COMMON STOCKS    96.7%

ADVERTISING    0.7%
Heritage Media (Class A)*
    Broadcasting, in-store media ............... 336,000        $  6,342,000
                                                                ------------
AEROSPACE AND DEFENSE    1.2%
Avondale Industries*
    Ship construction for military
    and commercial uses ........................ 600,000          11,100,000
                                                                ------------
BUSINESS GOODS AND
  SERVICES    20.8%
Abacus Direct*
    Information products and
    marketing research .........................  45,500             938,437
AccuStaff*
    Temporary personnel
    services ................................... 410,000          10,634,375
American Pad & Paper*
    Manufacturer of paper-based
    office products ............................ 600,000          12,750,000
BDM International*
    Information systems
    software and services ...................... 250,000          14,937,500
Bell & Howell Holdings*
    Publishing and information
    services ................................... 309,600           9,829,800
BISYS Group*
    Data processing services ................... 220,000           9,075,000
Ceridian*
    Data processing services ................... 350,000          17,500,000
Coinmach Laundry*
    Coin-operated laundry and
    equipment services ......................... 370,000           7,608,125
Corporate Express*
    Supplier of office products ................ 330,000          12,787,500
DST Systems*
    Information processing
    and software services ...................... 515,000          16,480,000
Fiserv*
    Data processing services ...................  70,000           2,686,250
Inter-Tel*
    Manufacturer of electronic
    telecommunications
    equipment .................................. 433,000           8,849,438
May & Speh*
    Computer-based information
    management systems ......................... 220,000           4,427,500
MetroMail*
    Direct mail marketing
    information services ....................... 300,000           6,487,500
National Data
    Transaction processor ...................... 300,000          13,087,500
National Processing*
    Transaction processor ...................... 250,000           4,875,000
Nu-Kote Holdings (Class A)*
    Manufacturer of copier
    toner supplies ............................. 310,000           3,293,750
Personnel Group of America*
    Personnel staffing services ................ 125,000           3,250,000
TeleSpectrum Worldwide*
    Telemarketing and marketing
    research services .......................... 350,000           6,781,250
US Office Products*
    Supplier of office products ................ 335,000          12,080,937
Wilmar Industries*
    Distributor of repair and
    maintenance products ....................... 252,000           5,859,000
                                                                ------------
                                                                 184,218,862
                                                                ------------
CAPITAL GOODS    6.2%
Carbide/Graphite Group*
    Producer of graphite
    electrodes ................................. 475,000           8,728,125
DT Industries
    Manufacturer of custom
    machines and metal products ................ 150,000           5,100,000
Fusion Systems*
    Manufacturer of ultraviolet
    curing systems ............................. 110,000           1,952,500
Greenfield Industries
    Manufacturer of expendable
    cutting tools .............................. 200,000           4,850,000
Oak Industries*
    Manufacturer of electrical
    controls ................................... 400,000          13,300,000
UCAR International*
    Producer of graphite
    electrodes ................................. 350,000          14,175,000

Wolverine Tube*
     Manufacturer of copper and
     copper-alloy tubing ....................... 150,000           6,450,000
                                                                ------------
                                                                  54,555,625
                                                                ------------

===============================================================================
PORTFOLIO OF INVESTMENTS (continued)
-------------------------------------------------------------------------------

                                                 SHARES            VALUE
                                                --------          -------
COMMUNICATIONS    4.0%
Arch Communications Group*
    Provider of nationwide
    paging services ............................ 400,000         $ 5,475,000
CIDCO*
    Designer and developer of
    network service equipment .................. 340,000           7,012,500
Glenayre Technologies*
    Manufacturer of paging
    infrastructure equipment ................... 300,000           6,862,500
Omnipoint*
    Personal communications
    services ................................... 475,000          13,656,250
Western Wireless (Class A)*
    Wireless communications
    services ................................... 126,750           2,138,906
                                                                ------------
                                                                  35,145,156
                                                                ------------
COMPUTER HARDWARE
  PERIPHERALS    0.5%
Planar Systems*
    Manufacturer of electro-
    luminescent displays ....................... 418,000           4,284,500
                                                                ------------
COMPUTER SOFTWARE
  AND SERVICES    3.3%
CompuServe*
    Interactive/Internet
    services ................................... 280,000           3,815,000
Control Data Systems*
    Developer of tailored
    computer systems ........................... 480,000          11,130,000
Mentor Graphics*
    Developer of integrated
    circuit design software .................... 525,000           4,692,187
Synopsys*
    Developer of integrated circuit
    design software ............................ 200,000           9,225,000
                                                                ------------
                                                                  28,862,187
                                                                ------------
CONSTRUCTION AND
  SERVICES    0.8%
AMRE*
    Siding and cabinet refacing ................ 520,000           7,215,000
                                                                ------------
CONSUMER GOODS AND
  SERVICES    2.2%
Barefoot
    Lawn care services ......................... 290,000           2,972,500
Carriage Services (Class A)*
    Funeral services and products .............. 125,000           2,390,625
HFS*
    Hotel and motel franchises ................. 212,600          14,217,625
                                                                ------------
                                                                  19,580,750
                                                                ------------
DRUGS AND HEALTH CARE
  SERVICES    9.6%
American HomePatient*
    Provider of home health
    care services .............................. 290,750           6,396,500
AmeriSource Health (Class A)*
    Distributor of pharmaceutical
    supplies ................................... 260,000          11,570,000
Community Psychiatric Centers*
    Owner and operator of acute
    psychiatric hospitals ...................... 485,000           4,546,875
Health Management
    Associates (Class A)*
    Operator of acute care
    hospitals .................................. 500,000          12,437,500
Healthcor Holdings*
    Home health care services .................. 300,000           3,581,250
National Surgery Centers*
    Operator of ambulatory
    surgery centers ............................ 200,000           5,475,000
Omnicare
    Provider of pharmacy services
    to long-term care institutions ............. 370,000          11,285,000
Paracelsus Healthcare*
    Owner and operator of
    health care facilities ..................... 200,000           2,025,000
RISCORP (Class A)*
    Managed-care worker
    compensation ...............................  50,000             846,875
Schein (Henry)*
    Marketer of health care
    products and services ...................... 100,000           3,875,000
Total Renal Care Holdings*
    Provider of dialysis services .............. 370,000          14,707,500
Vivra*
    Dialysis and health care
    centers .................................... 250,000           8,156,250
                                                                ------------
                                                                  84,902,750
                                                                ------------
---------
See footnotes on page 11.

===============================================================================
                                                             September 30, 1996
-------------------------------------------------------------------------------
                                                 SHARES            VALUE
                                                --------          -------
ELECTRONICS    8.3%
Cognex*
    Manufacturer of machine
    vision systems ............................. 700,000        $ 11,462,500
Credence Systems*
    Automated semiconductor
    testing equipment .......................... 250,000           3,906,250
Electro Scientific Industries*
    Computer controlled laser
    systems .................................... 132,500           2,467,812
Electroglas*
    Manufacturer of semiconductor
    wafer probing equipment .................... 239,000           3,301,188
International Rectifier*
    Power semiconductors ....................... 400,000           5,550,000
Lattice Semiconductor*
    Manufacturer of programmable
    logic devices .............................. 290,000           8,391,875
Maxim Integrated Products*
    Linear and mixed signal
    integrated circuits ........................ 250,000           8,859,375
Sanmina*
    Manufacturer of electronic
    circuit boards and back planes ............. 230,000           9,315,000
Ultratech Stepper*
    Photolithography systems for
    the manufacture of semi-
    conductors and their film
    recording heads ............................  80,000           1,505,000
Vicor*
    Manufacturer of modular power
    converters ................................. 350,000           8,684,375
Xilinx*
    Field programmable gate
    arrays ..................................... 125,000           4,242,188
Zilog*
    Application-specific
    microcontrollers ........................... 300,000           5,737,500
                                                                ------------
                                                                  73,423,063
                                                                ------------
ENVIRONMENTAL
  MANAGEMENT  0.5%
Allied Waste Industries*
    Integrated waste disposal .................. 500,000           4,593,750
                                                                ------------
FARM EQUIPMENT    0.5%
AGCO
    Manufacturer and distributor
    of farm equipment .......................... 185,000           4,717,500
                                                                ------------
FINANCIAL SERVICES 6.8% Bank United (Class A)
    General banking company .................... 100,000           2,462,500
CMAC Investment
    Private mortgage insurance ................. 145,000           9,207,500
Commerce Bancorp
    Commercial bank ............................ 150,000           3,956,250
First Investors Financial
    Services Group*
    Consumer finance company ................... 150,000           1,425,000
First Savings Bank
    of Washington
    Savings bank ............................... 150,000           2,512,500
Flushing Financial*
    Savings bank ............................... 200,000           3,662,500
GCR Holdings
    Property and casualty
    insurance .................................. 210,000           5,092,500
Jayhawk Acceptance*
    Consumer finance company ................... 350,000           4,943,750
KlamathFirst Bancorp
    Savings and loan ........................... 150,000           2,146,875
Leasing Solutions*
    Lessor of processing and
    communications equipment. .................. 230,000           6,540,625
Meadowbrook Insurance Group
    Marketer of risk management
    insurance ..................................  94,100           2,634,800
PFF Bancorp*
    Holding company ............................ 100,000           1,225,000
T. Rowe Price
    Investment management ...................... 230,000           7,503,750
Roosevelt Financial Group
    Savings bank ............................... 300,000           5,156,250
Statewide Financial
    Savings bank ............................... 150,000           1,940,625
                                                                ------------
                                                                  60,410,425
                                                                ------------
FOOD AND BEVERAGES    0.5%
Canandaigua Wine (Class A)*
    Domestic wine producer ..................... 200,000           4,175,000
                                                                ------------
---------
See footnotes on page 11.
===============================================================================
PORTFOLIO OF INVESTMENTS (continued)
-------------------------------------------------------------------------------
                                                 SHARES            VALUE
                                                --------          -------
GAMING    1.3%
GTECH  Holdings*
    Operator of state and local
    lottery systems ............................ 350,000        $ 11,243,750
                                                                ------------
INDEPENDENT POWER
  PRODUCERS    3.3%
CalEnergy*
    Developer of geothermal
    energy power ............................... 700,000          22,312,500
Calpine*
    Developer of power
    generation facilities ...................... 420,000           6,720,000
                                                                ------------
                                                                  29,032,500
                                                                ------------
INDUSTRIAL GOODS
  AND SERVICES  0.9%
Memtec (ADRs)
    Researcher, developer, and
    producer of filtration and
    separation products ........................ 300,000           8,456,250
                                                                ------------
MANUFACTURING  2.1%
American Homestar*
    Retailer and producer of
    manufactured homes ......................... 200,000           4,825,000
Polymer Group*
    Manufacturer and marketer
    of polyolefin products ..................... 400,000           5,600,000
SCI Systems*
    Assembler of electronic
    circuit boards ............................. 150,000           8,446,875
                                                                ------------
                                                                  18,871,875
                                                                ------------
MEDIA AND BROADCASTING    4.2%
Argyle Television (Class A)*
    Owner, operator, and manager
    of TV stations ............................. 395,000          11,208,125
Chancellor Broadcasting
    (Class A)*
    Radio broadcasting ......................... 100,000           4,175,000
Evergreen Media (Class A)*
    Radio broadcasting ......................... 337,500          10,631,250
Jacor Communications*
    Radio broadcasting ......................... 130,000           4,452,500
Paxson Communications
    (Class A)*
    Radio and TV broadcasting .................. 600,000           6,750,000
                                                                ------------
                                                                  37,216,875
                                                                ------------
MEDICAL PRODUCTS AND
  TECHNOLOGY    5.5%
CompDent*
    Provider of managed care
    dental services ............................ 275,000          10,450,000
Dentsply International
    Manufacturer of dental and
    medical x-ray equipment .................... 290,000          12,868,750
Rural/Metro*
    Emergency ambulance and
    fire services .............................. 202,300           7,308,088
Sybron International*
    Laboratory and dental
    supplies ................................... 325,000           9,425,000

Waters*
     Manufacturer of liquid
     chromatography instruments ................ 275,000           9,006,250
                                                                ------------
                                                                  49,058,088
                                                                ------------
METALS  0.2%
NN Ball & Roller
    Manufacturer of steel balls
    and rollers ................................ 100,000           1,425,000
                                                                ------------
OIL AND GAS    1.7%
Pogo Producing
    Oil and gas exploration,
    production, and development ................ 225,000           8,043,750
Santa Fe Energy Resources*
    Oil and gas exploration,
    production, and development ................ 500,000           7,125,000
                                                                ------------
                                                                  15,168,750
                                                                ------------
PHARMACEUTICALS  4.8%
Protein Design Labs*
    Antibody technology research
    and development ............................ 200,000           5,012,500
Scherer (R.P.)*
    Developer and producer of
    pharmaceutical delivery
    systems .................................... 337,000          16,428,750
Watson Pharmaceuticals*
    Manufacturer of off-patent
    medications ................................ 550,000          20,693,750
                                                                ------------
                                                                  42,135,000
                                                                ------------
PLASTICS  0.4%
Spartech
    PVC compounds; plastic
    sheeting ................................... 400,000           3,850,000
                                                                ------------
---------
See footnotes on page 11.

===============================================================================
                                                             September 30, 1996
-------------------------------------------------------------------------------

                                                 SHARES            VALUE
                                                --------          -------
PUBLISHING  0.5%
World Color Press*
    Commercial printer and
    distributor ................................ 201,800        $  4,490,050
                                                                ------------
RESTAURANTS    0.5%
Longhorn Steaks*
    Operator of full-service
    restaurants ................................ 300,000           4,500,000
                                                                ------------
RETAIL TRADE    3.4%
Borders Group*
    Operator of book
    superstores ................................ 125,000           4,656,250
Casey's General Store
    Operator of convenience stores ............. 350,000           6,103,125
Consolidated Stores*
    Retailer of close-out
    merchandise ................................ 100,000           4,000,000
Friedman's (Class A)*
    Retailer of fine jewelry ................... 400,000           7,425,000
Saks Holdings*
    Men and women's fashion
    retailer ................................... 216,000           7,560,000
                                                                ------------
                                                                  29,744,375
                                                                ------------
SPECIALTY CHEMICALS    2.0%
Minerals Technologies
     Manufacturer of specialty
     minerals and products ..................... 250,000           9,343,750
                                                                ------------
Sealed Air*
    Manufacturer of protective
    packaging .................................. 215,000           8,008,750
                                                                ------------
                                                                  17,352,500
                                                                ------------
TOTAL COMMON STOCKS
    (Cost $756,997,234 ) ...............................         856,071,581
                                                                ------------
SHORT-TERM HOLDINGS4.5%
    (Cost  $39,550,000) ................................          39,550,000
                                                                ------------
TOTAL INVESTMENTS    101.2%
    (Cost  $796,547,234) ...............................         895,621,581
OTHER ASSETS LESS
    LIABILITIES    (1.2)% ..............................        (10,541,277)
                                                                ------------
NET ASSETS    100.0% ...................................        $885,080,304
                                                                ============

---------
* Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

===============================================================================
STATEMENT OF ASSETS AND LIABILITIES                          September 30, 1996
-------------------------------------------------------------------------------
ASSETS:
Investments, at value:
    Common stocks (cost $756,997,234) .......... $856,071,581
    Short-term holdings (cost $39,550,000) .....   39,550,000
                                                 ------------
                                                                 $895,621,581
Cash                                                                  289,471
Receivable for securities sold .................                    3,425,342
Receivable for Capital Stock sold ..............                    3,035,411
Expenses prepaid to shareholder service agent ..                      192,809
Receivable for dividends and interest ..........                      108,545
Other ..........................................                       24,184
                                                                 ------------
Total Assets ...................................                  902,697,343
                                                                 ------------
LIABILITIES:
Payable for securities purchased ...............                   14,050,498
Payable for Capital Stock repurchased ..........                    2,130,695
Accrued expenses, taxes, and other .............                    1,435,846
                                                                 ------------
Total Liabilities ..............................                   17,617,039
                                                                 ------------
Net Assets .....................................                 $885,080,304
                                                                 ============
COMPOSITION OF NET ASSETS:
Capital  Stock, at  par ($0.10  par  value;
    500,000,000  shares  authorized; 58,518,914
    shares outstanding):
    Class A ....................................                 $  3,406,254
    Class B ....................................                      162,543
    Class D ....................................                    2,283,094
Additional paid-in capital .....................                  738,269,579
Accumulated net investment loss ................                      (49,246)
Undistributed net realized gain ................                   41,933,733
Net unrealized appreciation of investments .....                   99,074,347
                                                                 ------------
NET ASSETS .....................................                 $885,080,304
                                                                 ============
NET ASSET VALUE PER SHARE:
Class A ($523,736,760 / 34,062,538 shares) .....                       $15.38
                                                                       ======
Class B ($24,016,368 / 1,625,430 shares) .......                       $14.78
                                                                       ======
Class D ($337,327,176 / 22,830,946 shares) .....                       $14.77
                                                                       ======
---------
See Notes to Financial Statements.
12

===============================================================================
STATEMENT OF OPERATIONS                   For the Year Ended September 30, 1996
-------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest .......................................  $  3,015,125
Dividends ......................................     1,274,156
                                                  ------------
Total investment income ........................                  $ 4,289,281

EXPENSES:
Management fee .................................     6,014,692
Distribution and service fees ..................     3,383,181
Shareholder account services ...................     1,991,428
Registration ...................................       274,156
Shareholder reports and communications .........       209,012
Custody and related services ...................       187,378
Shareholders' meeting ..........................        83,801
Auditing and legal fees ........................        61,604
Directors' fees and expenses ...................        28,359
Miscellaneous ..................................        15,414
                                                  ------------
Total expenses .................................                   12,249,025
                                                                  -----------
Net investment loss ............................                   (7,959,744)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ...............   54,587,427
Net change in unrealized appreciation
      of investments                               37,679,696
                                                  -----------
Net gain on investments ........................                   92,267,123
                                                                  -----------
INCREASE IN NET ASSETS FROM OPERATIONS .........                  $84,307,379
                                                                  ===========

---------
See Notes to Financial Statements.
                                                                              13

===============================================================================
STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                     YEAR ENDED SEPTEMBER 30,
                                               --------------------------------
                                                   1996                1995
                                               ------------        ------------
OPERATIONS:
Net investment loss ......................... $  (7,959,744)      $  (1,269,598)
Net realized gain on investments ............    54,587,427          14,852,097
Net change in unrealized appreciation
     of investments .........................    37,679,696          51,312,770
                                              -------------       -------------
Increase in net assets from operations ......    84,307,379          64,895,269
                                              -------------       -------------

DISTRIBUTION TO SHAREHOLDERS:
Net realized gain on investments:
    Class A ................................    (10,171,960)         (7,039,282)
    Class D ................................     (5,808,812)         (1,338,879)
                                              -------------       -------------
Decrease in net assets from distributions ..    (15,980,772)         (8,378,161)
                                              -------------       -------------

CAPITAL SHARE TRANSACTIONS:*
                                                            SHARES
                                               --------------------------------
                                                   YEAR ENDED SEPTEMBER 30,
                                               --------------------------------
                                                   1996                 1995
                                              ------------         ------------
Net proceeds from sale of shares:
    Class A ................................     16,492,254          14,343,047
    Class B ................................      1,620,257                  --
    Class D ................................     13,296,830           9,799,966
Exchanged from associated Funds:
    Class A ................................      9,570,832           2,239,426
    Class B ................................         46,856                  --
    Class D ................................      2,094,306             977,881
Shares issued in payment of gain
     distributions:
    Class A ................................        634,890             630,353
    Class D ................................        414,331             125,619
                                               ------------       -------------
Total ......................................     44,170,556          28,116,292
                                               ------------       -------------
Cost of shares repurchased:
    Class A ................................     (3,546,560)         (1,348,459)
    Class B ................................        (11,460)                 --
    Class D ................................     (1,773,522)           (261,304)
Exchanged into associated Funds:
    Class A ................................     (8,475,688)         (1,508,671)
    Class B ................................        (30,223)                 --
    Class D ................................     (1,888,645)           (771,800)
                                               ------------       -------------
Total ......................................    (15,726,098)         (3,890,234)
                                               ------------       -------------
Increase in net assets from capital
    share transactions .....................     28,444,458          24,226,058
                                               ============       =============


                                                     YEAR ENDED SEPTEMBER 30,
                                               --------------------------------
                                                    1996                 1995
                                               ------------         ------------
Net proceeds from sale of shares:
    Class A ................................    234,133,389         176,507,457
    Class B ................................     23,578,876                  --
    Class D ................................    183,469,155         116,142,280
Exchanged from associated Funds:
    Class A ................................    139,553,114          27,111,701
    Class B ................................        666,508                  --
    Class D ................................     29,327,262          11,153,674
Shares issued in payment of gain
     distributions:
    Class A ................................      8,602,756           6,606,096
    Class D ................................      5,431,884           1,286,339
                                               ------------       -------------
Total ......................................    624,762,944         338,807,547
                                               ------------       -------------
Cost of shares repurchased:
    Class A ................................    (50,876,224)        (16,084,996)
    Class B ................................       (168,482)                 --
    Class D ................................    (24,524,473)         (3,189,105)
Exchanged into associated Funds:
    Class A ................................   (123,710,010)        (17,704,056)
    Class B ................................       (427,330)                 --
    Class D ................................    (25,867,750)         (8,577,404)
                                               ------------       -------------
Total                                          (225,574,269)        (45,555,561)
                                               ------------       -------------
Increase in net assets from capital
    share transactions .....................    399,188,675         293,251,986
                                               ------------       -------------
Increase in net assets .....................    467,515,282         349,769,094

NET ASSETS:
Beginning of year ..........................    417,565,022          67,795,928
                                               ------------       -------------
End of year ................................   $885,080,304        $417,565,022
                                               ============       =============
---------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

===============================================================================
NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------

1. Seligman Frontier Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement date of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

c. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

d. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended September 30, 1996, distribution and service fees were the only class-specific expenses.

e. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, and realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding U.S. Government obligations and short-term investments, for the year ended September 30, 1996, amounted to $744,928,633 and $362,881,600, respectively.

===============================================================================
NOTES TO FINANCIAL STATEMENTS (continued)
-------------------------------------------------------------------------------

    At September 30, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $159,533,436 and $60,459,089, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. Effective January 1, 1996, the Manager receives a fee, calculated daily and payable monthly, equal to 0.95% per annum of the first $750 million of the Fund's average daily net assets and 0.85% per annum of the Fund's average daily net assets in excess of $750 million. Prior to January 1, 1996, the management fee rate was 0.75% per annum of the Fund's average daily net assets. The management fee reflected in the Statement of Operations represents 0.92% per annum of the Fund's average daily net assets.

    Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares, and an affiliate of the Manager, received concessions of $689,900 from sales of Class A shares after commissions of $5,532,809 were paid to dealers.

    The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to Class A shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of average daily net assets of Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended September 30, 1996, fees paid aggregated $882,717, or 0.21% per annum of average daily net assets of Class A shares.

    The Fund has a Plan with respect to Class B and Class D shares under which service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

    With respect to Class B shares, a distribution fee of up to 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provided funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

    For the year ended September 30, 1996, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $54,086 and $2,446,378, respectively.

    The   Distributor  is  entitled  to  retain  any  CDSL  imposed  on  certain redemptions of Class D shares occurring within one year of purchase. For the year ended September 30, 1996, such charges amounted to $117,636.

    The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B shares distribution fees retained by the Distributor for the period ended September 30, 1996, amounted to $61,955.

    Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended September 30, 1996, Seligman Services, Inc. received commissions of $156,157 from sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $73,340, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $1,991,428 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     Fees of $28,000 were incurred by the Fund for the legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at September 30, 1996, of $49,246 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. Effective July 31, 1996, the Fund entered into an $80 million committed line of credit facility with a group of banks. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the federal funds rate plus 0.75% per annum. The Fund incurs a commitment fee of 0.10% per annum on the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. The Fund made no borrowings during the period ended September 30, 1996.

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class' beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements to their equivalent per share amounts.

    The total return based on net asset value measures each Class' performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of

                                                                                     CLASS A
                                                     ---------------------------------------------------------------------------
                                                                             YEAR ENDED SEPTEMBER 30,
                                                     ---------------------------------------------------------------------------
                                                      1996o        1995o             1994o             1993              1992
                                                     ------        -----             -----             -----             -----
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period .............   $14.04        $11.62            $12.83            $10.22            $10.71
                                                     ------        ------            ------            ------            ------
Net investment loss ..............................    (0.13)        (0.06)            (0.08)            (0.03)            (0.07)
Net realized and unrealized
   investment gain ...............................     1.95          3.87              1.10              4.54              0.58
                                                     ------        ------            ------            ------            ------
Increase from investment operations ..............     1.82          3.81              1.02              4.51              0.51
Distributions from net gain realized .............    (0.48)        (1.39)            (2.23)            (1.90)            (1.00)
                                                     ------        ------            ------            ------            ------
Net increase (decrease) in net asset value .......     1.34          2.42             (1.21)             2.61             (0.49)
                                                     ------        ------            ------            ------            ------
Net asset value, end of period ...................   $15.38        $14.04            $11.62            $12.83            $10.22
                                                     ======        ======            ======            ======            ======
TOTAL RETURN BASED ON
   NET ASSET VALUE: ..............................    13.40%        36.80%             9.79%            50.67%             4.91%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ...................     1.56%         1.43%             1.34%             1.25%              1.37%
Net investment loss to average net assets ........   (0.91)%       (0.50)%           (0.87)%           (0.27)%            (0.71)%
Portfolio turnover ...............................    59.36%        71.52%           124.76%           129.13%            129.46%
Average commission rate paid .....................   $0.0538
Net assets, end of period
   (000s omitted) ................................  $523,737      $272,122           $58,478           $43,188            $27,178

----------
The per share data for the fiscal  year 1992 have been  restated  to reflect the
  2-for-1 stock split effected on April 16, 1992, as a 100% stock dividend. 0 The per share data for the years/periods ended September 30, 1996, 1995, and 1994 are based on average shares outstanding for the periods.
  * Commencement of offering of shares.
 ** For the year ended September 30, 1996.
  + Annualized.
 ++ For the year ended September 30, 1993.
See Notes to Financial Statements.

the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.

    Average commission rate paid represents the average commission paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for fiscal periods beginning October 1, 1995.

                                                   CLASS B                            CLASS D
                                                  --------            --------------------------------------
                                                   4/22/96*                 YEAR ENDED SEPTEMBER 30,               5/3/93*
                                                      TO              --------------------------------------         TO
                                                   9/30/96o            1996o          1995o            1994o       9/30/93
                                                   -------            -------         -----            -----      ---------
PER SHARE OPERATING
  PERFORMANCE:
Net asset value, beginning of period ..........     $14.55            $13.61         $11.40           $12.80        $10.12
                                                    ------            ------         ------           ------        ------
Net investment loss ...........................      (0.11)            (0.24)         (0.15)           (0.23)        (0.04)
Net realized and unrealized
   investment gain ............................       0.34              1.88           3.75             1.06          2.72
                                                    ------            ------         ------           ------        ------
Increase from investment operations ...........       0.23              1.64           3.60             0.83          2.68
Distributions from net gain realized ..........         --             (0.48)         (1.39)           (2.23)           --
                                                    ------            ------         ------           ------        ------
Net increase (decrease) in net asset value ....       0.23              1.16           2.21            (1.40)         2.68
                                                    ------            ------         ------           ------        ------
Net asset value, end of period ................     $14.78            $14.77         $13.61           $11.40        $12.80
                                                    ======            ======         ======           ======        ======
TOTAL RETURN BASED ON
   NET ASSET VALUE: ...........................      1.58%            12.47%         35.53%            8.06%        26.48%

RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets ................      2.45%+            2.35%          2.29%            2.72%         2.24%+
Net investment loss to average net assets .....    (1.80)%+          (1.70)%        (1.35)%          (2.25)%       (1.94)%+
Portfolio turnover ............................     59.36%**          59.36%         71.52%          124.76%       129.13%++
Average commission rate paid ..................    $0.0538**         $0.0538
Net assets, end of period
   (000s omitted) .............................    $24,016          $337,327       $145,443           $9,318          $967

===============================================================================
REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN FRONTIER FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Frontier Fund, Inc. as of September 30, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Frontier Fund, Inc. as of September 30, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
New York, New York
October 30, 1996

===============================================================================
BOARD OF DIRECTORS
-------------------------------------------------------------------------------

FRED E. BROWN
Director and Consultant,
    J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2
Dean, Fletcher School of Law
    and Diplomacy at Tufts University
Director, USLIFE Corporation

ALICE S. ILCHMAN 3
President, Sarah Lawrence College
Trustee, Committee for Economic Development
Director, NYNEX
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2
Chairman and CEO, Kerr-McGee Corporation
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

JOHN E. MEROW
Partner, Sullivan & Cromwell, Law Firm
Director, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2
Director or Trustee, Various Organizations

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board and President,
    J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3
Partner, Pitney, Hardin, Kipp & Szuch, Law Firm
Director, Public Service Enterprise Group

JAMES Q. RIORDAN 3
Director, The Brooklyn Union Gas Company
Trustee, Committee for Economic Development
Director, Dow Jones & Co., Inc.
Director, Public Broadcasting Service

RONALD T. SCHROEDER 1
Managing Director,
    J. & W. Seligman & Co. Incorporated

ROBERT L. SHAFER 3
Director or Trustee,
    Various Organizations

JAMES N. WHITSON 2
Executive Vice President and Director,
    Sammons Enterprises, Inc.
Director, C-SPAN
Director, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
President
Managing Director, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.

---------
Member:        1 Executive Committee
               2 Audit Committee
               3 Director Nominating Committee

===============================================================================
EXECUTIVE OFFICERS
-------------------------------------------------------------------------------

WILLIAM C. MORRIS
Chairman

BRIAN T. ZINO
President

ARSEN MRAKOVCIC
Vice President

LAWRENCE P. VOGEL
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary

-------------------------------------------------------------------------------
MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017


IMPORTANT TELEPHONE NUMBERS
(800) 221-2450        SHAREHOLDER SERVICES

(800) 445-1777        RETIREMENT PLAN
                      SERVICES

(800) 622-4597        24-HOUR AUTOMATED
                      TELEPHONE ACCESS
                      SERVICE